                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 20, 2004



                               RIVIANA FOODS INC.

             (Exact name of Registrant as specified in its charter)





           DELAWARE                  0-25294                   76-0177572
  (State of Incorporation)       (Commission File            (I.R.S. Employer
                                      Number)             Identification Number)


       2777 ALLEN PARKWAY
         HOUSTON, TEXAS                                       77019-2141
     (Address of principal                                    (Zip Code)
       executive offices)


                                 (713) 529-3251
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (c)  Exhibits

                  99.1     Riviana Foods Inc. Press Release dated January 20,
                           2004


ITEM 9. REGULATION FD DISCLOSURE FURNISHED UNDER ITEM 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Riviana Foods Inc. ("Riviana") is furnishing the information in this section under "Item 9. Regulation FD Disclosure" and "Item 12. Results of Operations and Financial Condition" of this Current Report in accordance with SEC Release No. 33-8216.

         On January 20, 2004, Riviana issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein. This press release announced Riviana's operating results for the second quarter ended December 28, 2003.

         The information in this section shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        RIVIANA FOODS INC.


Dated: January 20, 2004                          By:    /s/ E. Wayne Ray, Jr.
                                                        ---------------------
                                                        E. Wayne Ray, Jr.
                                                        Vice President, Chief
                                                        Financial Officer and
                                                        Chief Accounting Officer

Exhibit Index


Exhibit           Description of Exhibit

99.1              Riviana Foods Inc. press release dated January 20, 2004